UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

LIFEPOINT HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Seven Springs Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 920-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company             ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of LifePoint Health, Inc. (the “Company”) previously adopted, subject to approval of the Company’s stockholders, an amendment and restatement (the “Amendment and Restatement”) of the Company’s 2013 Long-Term Incentive Plan (the “2013 Plan”) primarily to (i) increase the number of authorized shares of the Company’s common stock reserved for issuance under the 2013 Plan, (ii) prohibit the current payment of dividends on unvested awards, (iii) establish a minimum vesting period for awards, (iv) extend the term of the 2013 Plan to 10 years from the date of the approval of the Amendment and Restatement by the Company’s stockholders, (v) update performance goals, and (vi) consolidate previously adopted amendments to the 2013 Plan.  At the Company’s annual meeting of stockholders held on June 6, 2017 (the “Annual Meeting”), the Company’s stockholders approved the Amendment and Restatement, and the Amendment and Restatement became effective.  In connection with the approval of the Amendment and Restatement, the Company’s stockholders also approved the material terms of the performance goals under the Amendment and Restatement.

A description of the 2013 Plan as amended and restated was included in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on April 25, 2017 under the caption “Proposal 5: Amendment and Restatement of the Company’s 2013 Long-Term Incentive Plan.”  The foregoing description of the amendments reflected in the Amendment and Restatement is qualified in its entirety by reference to the text of the Amendment and Restatement, which is included as Appendix B to the proxy statement for the Annual Meeting filed with the SEC on April 25, 2017 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of stockholders on June 6, 2017.  At the Annual Meeting, the following matters were submitted to a vote of the Company’s stockholders, with the following results:

Proposal 1:  Election of Directors.

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
William F. Carpenter III	35,686,268	1,649,962	6,589	586,224
Richard H. Evans	34,062,491	3,274,208	6,120	586,224
Michael P. Haley	32,827,524	4,509,495	5,800	586,224

William F. Carpenter III, Richard H. Evans and Michael P. Haley were elected as Class III directors. The term of the Class III directors will continue until the Company’s annual meeting of stockholders in 2020, or until their respective successors are elected and qualified.

Proposal 2:  Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Votes For	Votes Against	Votes Abstain
37,749,837	171,671	7,535

Proposal 3:  Advisory vote to approve the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
28,688,700	8,640,160	13,959	586,224

Proposal 4:  Advisory vote to approve the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
29,441,997	4,213	7,889,237	7,372	586,224

The Company has considered the stockholder vote on the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers and determined that it will hold an advisory vote on the compensation of the Company’s Named Executive Officers every year until the next vote on frequency, which will be no later than the Company’s annual meeting of stockholders in 2023.

Proposal 5:  Approval of the Amendment and Restatement of the Company’s 2013 Long-Term Incentive Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
28,416,266	8,916,612	9,941	586,224

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

10                                  LifePoint Health, Inc. Amended and Restated 2013 Long-Term Incentive Plan (incorporated by reference from Appendix B to the LifePoint Health, Inc. Proxy Statement filed April 25, 2017, File No. 000-51251).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HEALTH, INC.

By:	/s/ Jennifer C. Peters
Name:	Jennifer C. Peters
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: June 9, 2017

EXHIBIT INDEX

Exhibit Number	Description

10

LifePoint Health, Inc. Amended and Restated 2013 Long-Term Incentive Plan (incorporated by reference from Appendix B to the LifePoint Health, Inc. Proxy Statement filed April 25, 2017, File No. 000-51251).